                                                                    EXHIBIT 4.3

                                                                 EXECUTION COPY

 ==============================================================================






                                 TRUST AGREEMENT

                                      among

                        WORLD OMNI AUTO RECEIVABLES LLC,
                                  as Depositor,

                              THE BANK OF NEW YORK,
                                as Owner Trustee

                                       and

                        THE BANK OF NEW YORK (DELAWARE),
                               as Delaware Trustee

                             Dated December 13, 2001

 ==============================================================================

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
ARTICLE I    Definitions .................................................................................     1
---------    -----------
     SECTION 1.01.  Capitalized Terms ....................................................................     1
                    -----------------
     SECTION 1.02.  Other Definitional Provisions ........................................................     3
                    -----------------------------

ARTICLE II   Organization ................................................................................     4
----------   ------------
     SECTION 2.01.  Name .................................................................................     4
                    ----
     SECTION 2.02.  Office................................................................................     4
                    ------
     SECTION 2.03.  Purposes and Powers...................................................................     4
                    -------------------
     SECTION 2.04.  Appointment of Owner Trustee and Delaware Trustee.....................................     5
                    -------------------------------------------------
     SECTION 2.05.  Initial Capital Contribution of Owner Trust Estate....................................     5
                    --------------------------------------------------
     SECTION 2.06.  Declaration of Trust..................................................................     5
                    --------------------
     SECTION 2.07.  Liability of the Depositor and the Certificateholders.................................     6
                    -----------------------------------------------------
     SECTION 2.08.  Title to Trust Property...............................................................     6
                    -----------------------
     SECTION 2.09.  Situs of Trust........................................................................     6
                    --------------
     SECTION 2.10.  Representations and Warranties of the Depositor.......................................     7
                    -----------------------------------------------
     SECTION 2.11.  Financing Statements..................................................................     8
                    --------------------

ARTICLE III  Trust Certificates and Transfer of Interests ................................................     8
-----------  --------------------------------------------
     SECTION 3.01.  Initial Ownership.....................................................................     8
                    -----------------
     SECTION 3.02.  The Trust Certificates................................................................     8
                    ----------------------
     SECTION 3.03.  Authentication of Trust Certificates..................................................     8
                    ------------------------------------
     SECTION 3.04.  Registration of Transfer and Exchange of Trust Certificates...........................     9
                    -----------------------------------------------------------
     SECTION 3.05.  Mutilated, Destroyed, Lost or Stolen Trust Certificates...............................    10
                    -------------------------------------------------------
     SECTION 3.06.  Persons Deemed Owners.................................................................    11
                    ---------------------
     SECTION 3.07.  Access to List of Certificateholders' Names and Addresses.............................    11
                    ---------------------------------------------------------
     SECTION 3.08.  Maintenance of Office or Agency.......................................................    11
                    -------------------------------
     SECTION 3.09.  Appointment of Paying Agent...........................................................    12
                    ---------------------------

ARTICLE IV   Actions by Owner Trustee ....................................................................    12
----------   ------------------------
     SECTION 4.01.  Prior Notice to Certificateholders with Respect to Certain Matters....................    12
                    ------------------------------------------------------------------
     SECTION 4.02.  Action by Certificateholders with Respect to Certain Matters..........................    13
                    ------------------------------------------------------------
     SECTION 4.03.  Action by Certificateholders with Respect to Bankruptcy...............................    13
                    -------------------------------------------------------
     SECTION 4.04.  Restrictions on Certificateholders' Power.............................................    13
                    -----------------------------------------
     SECTION 4.05.  Majority Control......................................................................    14
                    ----------------

ARTICLE V    Application of Trust Funds; Certain Duties ..................................................    14
---------    ------------------------------------------
     [SECTION 5.01. [Reserved]] ..........................................................................    14
     SECTION 5.02.  Application of Trust Funds............................................................    14
                    --------------------------
     SECTION 5.03.  Method of Payment.....................................................................    14
                    -----------------
     SECTION 5.04.  No Segregation of Monies; No Interest.................................................    14
                    -------------------------------------
     SECTION 5.05.  Accounting and Reports to the Certificateholders, the Internal
                    --------------------------------------------------------------

                   Revenue Service and Others. .............................................................   15
                   --------------------------
     SECTION 5.06. Signature on Returns. ...................................................................   15
                   --------------------

ARTICLE VI   Authority and Duties of Owner Trustee .........................................................   16
----------   -------------------------------------
     SECTION 6.01. General Authority. ......................................................................   16
                   -----------------
     SECTION 6.02. General Duties. .........................................................................   16
                   --------------
     SECTION 6.03. Action upon Instruction. ................................................................   16
                   -----------------------
     SECTION 6.04. No Duties Except as Specified in this Agreement or in Instructions. .....................   17
                   ------------------------------------------------------------------
     SECTION 6.05. No Action Except Under Specified Documents or Instructions. .............................   17
                   ----------------------------------------------------------
     SECTION 6.06. Restrictions. ...........................................................................   17
                   ------------
     SECTION 6.07. Issuance of Notes. ......................................................................   18
                   -----------------

ARTICLE VII  Concerning the Owner Trustee and the Delaware Trustee .........................................   18
-----------  -----------------------------------------------------
     SECTION 7.01. Acceptance of Trusts and Duties. ........................................................   18
                   -------------------------------
     SECTION 7.02. Furnishing of Documents. ................................................................   20
                   -----------------------
     SECTION 7.03. Representations and Warranties of the Owner Trustee. ....................................   20
                   ---------------------------------------------------
     SECTION 7.04. Representations and Warranties of the Delaware Trustee. .................................   21
                   ------------------------------------------------------
     SECTION 7.05. Reliance; Advice of Counsel. ............................................................   21
                   ---------------------------
     SECTION 7.06. Not Acting in Individual Capacity. ......................................................   22
                   ---------------------------------
     SECTION 7.07. Owner Trustee and Delaware Trustee Not Liable for Trust Certificates or Receivables. ....   22
                   -----------------------------------------------------------------------------------
     SECTION 7.08. Owner Trustee and Delaware Trustee May Own Trust Certificates and Notes. ................   23
                   -----------------------------------------------------------------------

ARTICLE VIII Compensation of Owner Trustee and Delaware Trustee ............................................   23
------------ --------------------------------------------------
     SECTION 8.01. Owner Trustee's and Delaware Trustee's Fees and Expenses. ...............................   23
                   --------------------------------------------------------
     SECTION 8.02. Indemnification. ........................................................................   23
                   ---------------
     SECTION 8.03. Payments to the Owner Trustee. ..........................................................   23
                   -----------------------------

ARTICLE IX   Termination of Trust Agreement ................................................................   24
----------   ------------------------------
     SECTION 9.01. Termination of Trust Agreement. .........................................................   24
                   ------------------------------

ARTICLE X    Successor Owner Trustees and Additional Owner Trustees ........................................   25
---------    ------------------------------------------------------
     SECTION 10.01. Eligibility Requirements for Owner Trustee and Delaware Trustee. .......................   25
                    ---------------------------------------------------------------
     SECTION 10.02. Resignation or Removal of Owner Trustee and Delaware Trustee. ..........................   25
                    ------------------------------------------------------------
     SECTION 10.03. Successor Owner Trustee or Delaware Trustee. ...........................................   26
                    -------------------------------------------
     SECTION 10.04. Merger or Consolidation of the Owner Trustee or Delaware Trustee. ......................   27
                    ----------------------------------------------------------------
     SECTION 10.05. Appointment of Co-Trustee or Separate Trustee. .........................................   27
                    ---------------------------------------------

ARTICLE XI   Miscellaneous .................................................................................   28
----------   -------------
     SECTION 11.01. Supplements and Amendments. ............................................................   28
                    --------------------------
     SECTION 11.02. No Legal Title to Owner Trust Estate in Certificateholders. ............................   29
                    ----------------------------------------------------------
     SECTION 11.03. Limitations on Rights of Others. .......................................................   29
                    -------------------------------

SECTION 11.04. Notices. ..................................................   30
               -------
SECTION 11.05. Severability. .............................................   30
               ------------
SECTION 11.06. Separate Counterparts. ....................................   30
               ---------------------
SECTION 11.07. Successors and Assigns. ...................................   30
               ----------------------
SECTION 11.08. Covenants of the Depositor. ...............................   30
               --------------------------
SECTION 11.09. No Petition. ..............................................   31
               -----------
SECTION 11.10. No Recourse. ..............................................   31
               -----------
SECTION 11.11. Headings. .................................................   31
               --------
SECTION 11.12. GOVERNING LAW. ............................................   31
               -------------

EXHIBIT A       Form of Trust Certificate
EXHIBIT B       Form of Certificate of Trust
EXHIBIT C       Form of Transferor Certificate
EXHIBIT D       Form of Investment Letter
EXHIBIT E       [Reserved]
EXHIBIT F       Forms of Receivables

                                 TRUST AGREEMENT

          This TRUST AGREEMENT is dated December 13, 2001, among WORLD OMNI AUTO RECEIVABLES LLC, a Delaware limited liability company, as depositor, THE BANK OF NEW YORK, a New York banking corporation, as owner trustee and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation, as Delaware trustee.

                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01. Capitalized Terms. For all purposes of this Agreement,
                        -----------------
the following terms shall have the meanings set forth below:

          "Administration Agreement" shall mean the Administration Agreement,
           ------------------------
dated as of the date hereof, among the Administrator, the Trust and the Indenture Trustee, as amended from time to time.

          "Administrator" shall mean World Omni, or any successor Administrator
           -------------
under the Administration Agreement.

          "Agreement" shall mean this Trust Agreement, as the same may be
           ---------
amended and supplemented from time to time.

          "Basic Documents" shall have the meaning assigned in the Indenture.
           ---------------

          "Benefit Plan" shall have the meaning assigned to such term in Section
           ------------
3.04.

          "Business Trust Statute" shall mean Chapter 38 of Title 12 of the
           ----------------------
Delaware Code, 12 Del. Code (S). 3801 et seq., as the same may be amended from
                  ---  ----
time to time.

          "Certificate of Trust" shall mean the Certificate of Trust in the form
           --------------------
of Exhibit B filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          "Certificate Register" and "Certificate Registrar" shall mean the
           --------------------       ---------------------
register mentioned in and the registrar appointed pursuant to Section 3.04.

          "Certificateholder" or "Holder" shall mean a Person in whose name a
           -----------------      ------
Trust Certificate is registered in the Certificate Register.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
Treasury Regulations promulgated thereunder.

          "Corporate Trust Office" shall mean, with respect to the Owner
           ----------------------
Trustee, the principal corporate trust office of the Owner Trustee located at 5 Penn Plaza, 16/th/ Floor, New York, New York 10001, Attn: John Bobko, or at such other address as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Certificateholders and the Depositor.

          "Delaware Trustee" shall mean The Bank of New York (Delaware), a
           ----------------
Delaware banking corporation, not in its individual capacity, but solely as Delaware Trustee under this Agreement, and any successor Delaware Trustee hereunder.

          "Depositor" shall mean World Omni Auto Receivables LLC in its capacity
           ---------
as depositor hereunder.

          "ERISA" shall have the meaning assigned thereto in Section 3.04.
           -----

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Expenses" shall have the meaning assigned to such term in Section
           --------
8.02.

          "Indemnified Parties" shall have the meaning assigned to such term in
           -------------------
Section 8.02.

          "Indenture" shall mean the Indenture, dated as of the date hereof,
           ---------
between the Trust and the Indenture Trustee, as amended and supplemented from time to time.

          "Indenture Trustee" shall mean JPMorgan Chase Bank, a New York banking
           -----------------
corporation, not in its individual capacity but solely as indenture trustee under the Indenture, and any successor Indenture Trustee.

          "Issuer" shall mean the Trust.
           ------

          "Owner Trust Estate" shall mean all right, title and interest of the
           ------------------
Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

          "Owner Trustee" shall mean The Bank of New York, a New York banking
           -------------
corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

          "Paying Agent" shall mean any paying agent or co-paying agent
           ------------
appointed pursuant to Section 3.09 and shall initially be the Indenture Trustee.

          "Percentage Interest" shall mean, with respect to each Trust
           -------------------
Certificate, the percentage interest in the Trust represented by such Trust Certificate.

          "Person" shall mean any individual, corporation, limited liability
           ------
company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Receivables Purchase Agreement" shall mean the Receivables Purchase
           ------------------------------
Agreement, dated as of the date hereof, between World Omni, as seller, and the Depositor, as purchaser, as amended from time to time.

          "Record Date" shall mean, with respect to any Payment Date, the close
           -----------
of business on the day immediately preceding such Payment Date.

          "Sale and Servicing Agreement" shall mean the Sale and Servicing
           ----------------------------
Agreement, dated as of the date hereof, among the Trust, as issuer, the Depositor, as seller and World Omni, as servicer, as the same may be amended or supplemented from time to time.

          "Secretary of State" shall mean the Secretary of State of the State of
           ------------------
Delaware.

          "Servicer" shall mean World Omni, or any successor servicer under the
           --------
Sale and Servicing Agreement.

          "Treasury Regulations" shall mean regulations, including proposed or
           --------------------
temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "Trust" shall mean the trust established by this Agreement.
           -----

          "Trust Certificate" shall mean a certificate evidencing the beneficial
           -----------------
interest of a Certificateholder in the Trust, substantially in the form attached hereto as Exhibit A.

          "World Omni" shall mean World Omni Financial Corp., a Florida
           ----------
corporation, and any successor in interest.

          SECTION 1.02. Other Definitional Provisions. (a) Capitalized terms
                        -----------------------------
used and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  Organization
                                  ------------

          SECTION 2.01. Name. The Trust created hereby shall be known as "World
                        ----
Omni Auto Receivables Trust 2001-B" in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          SECTION 2.02. Office. The Delaware office of the Trust shall be in
                        ------
care of the Delaware Trustee at White Clay Center, Route 273, Newark, Delaware 19711 or at such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Certificateholders and the Depositor. The New York office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of New York as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

          SECTION 2.03. Purposes and Powers. (a) The purpose of the Trust is to
                        -------------------
engage in the following activities:

          (i) to issue and cause to be authenticated the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to transfer the Notes and the Certificates to the Depositor;

          (ii) with the proceeds of the sale of the Notes, to purchase the Receivables and to pay the organizational, start-up and transactional expenses of the Trust;

               (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture (including the filing of financing statements in connection therewith) and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

               (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

               (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

               (vi) to give the Issuer Order (as defined in the Indenture) to the Indenture Trustee to authenticate and deliver the Notes; and

               (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

               SECTION 2.04. Appointment of Owner Trustee and Delaware Trustee.
                             -------------------------------------------------
The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and appoints the Delaware Trustee as a trustee of the Trust effective as of the date hereof for the sole purpose of satisfying Section 3807(a) of the Delaware Business Trust Statute.

               SECTION 2.05. Initial Capital Contribution of Owner Trust Estate.
                             --------------------------------------------------
The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

               SECTION 2.06. Declaration of Trust. The Owner Trustee hereby
                             --------------------
declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. The Trust is not intended to be a business trust within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code. It is also the intention of the parties hereto that, solely for Federal, state and local income and franchise tax purposes, on and after the Closing Date, (a) so long as the Trust has only one Certificateholder, the Trust shall be disregarded as a separate entity and (b) at such time as the Trust has more than one Certificateholder, the Trust will be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being non-recourse debt of the partnership. The Depositor (and any future Certificateholder by the purchase of the Trust Certificate will be deemed to have agreed) and the Owner Trustee agree to take no action inconsistent with such tax treatment. The Trust shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a). The parties agree that, unless otherwise required by appropriate tax authorities, the sole Certificateholder or the Trust, as applicable, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the foregoing characterization of the Trust for such tax purposes. Effective as of the date hereof, the Owner Trustee or the Delaware Trustee, as applicable, shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. Any action taken on behalf of the Trust prior to the date hereof with respect to the filing of financing statements or the Certificate of Trust is hereby ratified.

                  SECTION 2.07. Liability of the Depositor and the
                                ----------------------------------
Certificateholders. (a) The Depositor shall be liable directly to and will
------------------
indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Depositor were a general partner; provided, however, that the Depositor shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Trust Certificates, or by a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Depositor shall not be liable) shall be deemed third party beneficiaries of this Section 2.07.

                  (b) No Certificateholder, other than to the extent set forth in paragraph (a), shall have any personal liability for any liability or obligation of the Trust.

                  SECTION 2.08. Title to Trust Property. Legal title to all the
                                -----------------------
Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                  SECTION 2.09. Situs of Trust. The Trust will be located in the
                                --------------
State of Delaware and administered in the State of New York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, and payments will be made by the Trust only from Delaware. The principal office of the Trust shall be in care of the

Delaware Trustee in the State of Delaware. The Trust shall also have an office in care of the Owner Trustee in the State of New York.

                  SECTION 2.10. Representations and Warranties of the Depositor.
                                -----------------------------------------------
The Depositor hereby represents and warrants to the Owner Trustee and the Delaware Trustee that:

                           (a) The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                           (b) The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the Depositor's earnings, business affairs or business prospects.

                           (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary action.

                           (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement or bylaws of the Depositor; (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; (iii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or (iv) violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on the Depositor's earnings, business affairs or business prospects.

                           (e) To the Depositor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement or any of the other Basic

     Documents, (B) seeking to prevent the issuance of the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents or
     (D) involving the Depositor and which might materially and adversely affect the federal income tax or other federal, state or local tax attributes of the Trust Certificates.

          SECTION 2.11  Financing Statements. The Trust hereby authorizes the
                        --------------------
filing of financing statements in connection with the grant of a security interest to the Indenture Trustee pursuant to the granting clause of the Indenture. In addition, the Trust hereby ratifies any such financing statements filed prior to the date hereof.

                                  ARTICLE III

                  Trust Certificates and Transfer of Interests
                  --------------------------------------------

          SECTION 3.01. Initial Ownership. Upon the formation of the Trust by
                        -----------------
the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.

          SECTION 3.02. The Trust Certificates. The Trust Certificates shall
                        ----------------------
represent a 100% Percentage Interest in the Trust. On the date hereof, the Depositor or its designee shall be the sole Holder of each of the Trust Certificates and each of the Trust Certificates shall be registered, upon initial issuance, in the name of the Depositor or its designee. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

          A transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.04.

          SECTION 3.03. Authentication of Trust Certificates. On the Closing
                        ------------------------------------
Date, the Owner Trustee shall cause the Trust Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor signed by the Depositor's president, any vice president, secretary, treasurer or any assistant treasurer, without further company action by the Depositor. No Trust Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

         SECTION 3.04. Registration of Transfer and Exchange of Trust
                       ----------------------------------------------
Certificates. The Certificate Registrar shall keep or cause to be kept, at the
------------
office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Bank of New York shall be the initial Certificate Registrar.

         The Trust Certificates have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Holder desiring to effect such transfer and such Holder's prospective transferee shall each certify to the Owner Trustee and the Depositor in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C (the "Transferor Certificate") and Exhibit D (the "Investment Letter"). Except in the case of a transfer as to which the proposed transferee has provided an Investment Letter with respect to a Rule 144A transaction, there shall also be delivered to the Owner Trustee an opinion of counsel that such transfer may be made pursuant to an exemption from the Securities Act and state securities laws, which opinion of counsel shall not be an expense of the Trust, the Owner Trustee or the Indenture Trustee (unless it is the transferee from whom such opinion is to be obtained) or of the Depositor or World Omni; provided that such opinion of counsel in respect of the applicable state securities laws may be a memorandum of law rather than an opinion if such counsel is not licensed in the applicable jurisdiction. The Depositor shall provide to any Holder of a Certificate and any prospective transferee designated by any such Holder information regarding the Certificates and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of a Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor and World Omni (in any capacity) against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

         No transfer of a Trust Certificate shall be made to any Person unless the Owner Trustee has received (A) a certificate in the form of paragraph 3 to the Investment Letter attached hereto as Exhibit D from such Person to the effect that such Person is not (i) an employee benefit plan (as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan") or (B) an opinion of counsel satisfactory to the Owner Trustee and the Depositor to the effect that the purchase and holding of such Trust Certificate will not constitute or result in the assets of the Issuer being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Owner Trustee, the Delaware Trustee, the Indenture Trustee or the Depositor to any obligation in addition to those undertaken in the Basic Documents; provided,
                                                                   --------
however, that the Owner Trustee will not require such certificate or opinion in
-------
the event that, as a result of a change of law or otherwise, counsel satisfactory to the Owner Trustee has rendered an opinion to the effect that the purchase and holding of a Trust Certificate by a Benefit Plan or a Person that is purchasing or holding such a Trust Certificate with the assets of a Benefit Plan will not constitute or result in a prohibited transaction under ERISA or
Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Issuer, the Owner Trustee, the Indenture Trustee, World Omni (in any capacity) or the Depositor. Any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee.

         The Owner Trustee shall cause each Certificate to contain a legend stating that transfer of the Certificates is subject to certain restrictions and referring prospective purchasers of the Certificates to the terms of this Agreement with respect to such restrictions.

         Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.08.

         Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

         The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

         SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Trust Certificates.
                       -------------------------------------------------------
If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the

Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

         SECTION 3.06. Persons Deemed Owners. Prior to due presentation of a
                       ---------------------
Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section
5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

         SECTION 3.07. Access to List of Certificateholders' Names and
                       -----------------------------------------------
Addresses. The Owner Trustee shall furnish or cause to be furnished to the
---------
Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Trust Certificates evidencing not less than a 25% Percentage Interest of the Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.08. Maintenance of Office or Agency. The Owner Trustee shall
                       -------------------------------
maintain in the State of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office, as its office for such purposes. The Owner Trustee shall give prompt written notice to the

Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                   SECTION 3.09. Appointment of Paying Agent. The Paying Agent
                                 ---------------------------
shall make distributions to Certificateholders pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Indenture Trustee will be the initial Paying Agent. In the event that the Indenture Trustee shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                   ARTICLE IV

                            Actions by Owner Trustee
                            ------------------------

                   SECTION 4.01. Prior Notice to Certificateholders with Respect
                                 -----------------------------------------------
to Certain Matters. With respect to the following matters, the Owner Trustee
------------------
shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                       (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

                       (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                       (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                    (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders;

                    (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

                    (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

               SECTION 4.02. Action by Certificateholders with Respect to
                             --------------------------------------------
Certain Matters. The Owner Trustee shall not have the power, except upon the
---------------
written direction of the Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 1.08 thereof, (b) appoint a successor Administrator under the Administration Agreement pursuant to Section
1.08 thereof, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 8.01 thereof or (d) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

               SECTION 4.03. Action by Certificateholders with Respect to
                             --------------------------------------------
Bankruptcy. To the fullest extent permitted by applicable law, the Owner Trustee
----------
shall not have any power to, and shall not, (i) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the assets of the Trust, (v) make any assignment for the benefit of the Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no
          -----------------
Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

               SECTION 4.04. Restrictions on Certificateholders' Power. The
                             -----------------------------------------
Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 or contrary to applicable law, nor shall the Owner Trustee be obligated to follow any such direction, if given.

                  SECTION 4.05. Majority Control. Except as expressly provided
                                ----------------
herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Trust Certificates evidencing in the aggregate not less than a 50% Percentage Interest. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing in the aggregate not less than a 50% Percentage Interest at the time of the delivery of such notice.

                                   ARTICLE V

                   Application of Trust Funds; Certain Duties
                   ------------------------------------------

               [SECTION 5.01. [Reserved]]

               SECTION 5.02.  Application of Trust Funds. (a) On each Payment
                              --------------------------
Date, subject to Section 5.02(b) hereof, the Owner Trustee will distribute to Certificateholders, on a pro rata basis, amounts pursuant to Section 5.06(ii)(F), (iii)(E) or (iv)(E) or Section 5.07(d) of the Sale and Servicing Agreement with respect to such Payment Date.

               (b) The Holders of 100% Percentage Interest of the Certificates will have the right, but not the obligation, in their sole discretion, to instruct the Indenture Trustee in writing to retain in the Collection Account all or a portion of distributions otherwise payable to them pursuant to Section 5.06(ii)(F), (iii)(E) or (iv)(E) or Section 5.07(d) of the Sale and Servicing Agreement. If the Certificateholders make this election, these amounts will be treated as collections during the then-current Collection Period and the Certificateholders will have no claim to such amounts (unless distributed on a subsequent Payment Date pursuant to Section 5.06(ii)(F) of the Sale and Servicing Agreement).

               (c) On each Payment Date, the Owner Trustee shall send to each Certificateholder copies of the statement or statements provided to the Owner Trustee by the Servicer pursuant to Section 5.08 of the Sale and Servicing Agreement with respect to such Payment Date.

               SECTION 5.03.  Method of Payment. Subject to Section 9.01(c),
                              -----------------
distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either (x) by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions no later than the Record Date prior to such Payment Date, or (y) if such Holder does not qualify under clause (x), by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register.

               SECTION 5.04.  No Segregation of Monies; No Interest. Subject to
                              -------------------------------------
Section 5.02, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

               SECTION 5.05. Accounting and Reports to the Certificateholders,
                             ------------------------------------------------
the Internal Revenue Service and Others. The Owner Trustee shall deliver to each
---------------------------------------
Certificateholder, as may be required by the Code and applicable Treasury Regulations, or as may be requested by such Certificateholder, such information, reports or statements as may be necessary to enable each Certificateholder to prepare its federal and state income tax returns. Consistent with the Trust's characterization for tax purposes as a disregarded entity so long as the Depositor or any other Person is the sole Certificateholder, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Owner Trustee shall be provided with an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer permitted by Section 3.04, the Code requires such a filing or (ii) the Internal
             ------------
Revenue Service shall determine that the Trust is required to file such a return. In the event that there shall be two or more beneficial owners of the Trust, the Owner Trustee shall inform the Indenture Trustee in writing of such event, (x) the Owner Trustee shall prepare or shall cause to be prepared federal and, if applicable, state or local partnership tax returns, with all such necessary information provided to it, required to be filed by the Trust and shall remit such returns to the Depositor (or if the Depositor no longer owns any Certificates, the Certificateholder designated for such purpose by the Depositor to the Owner Trustee in writing) at least (5) days before such returns are due to be filed, and (y) capital accounts shall be maintained for each Certificateholder in accordance with the Treasury Regulations under Section 704(b) of the Code reflecting each such Certificateholder's share of the income, gains, deductions, and losses of the Trust and/or guaranteed payments made by the Trust and contributions to, and distributions from, the Trust. The Depositor (or such designee Certificateholder, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed by the Owner Trustee with the appropriate tax authorities. In the event that a "tax matters partner" (within the meaning of Code Section 6231(a)(7)) is required to be appointed with respect to the Trust, the Depositor or its designee is hereby designated as tax matters partner or, if the Depositor is not a Certificateholder, the Certificateholder selected by a majority of the Certificateholders (by Percentage Interest) shall be designated as tax matters partner. In no event shall the Certificateholder or the Depositor (or such designee Certificateholder, as applicable) be liable for any liabilities, costs or expenses of the Trust or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any negligent act or omission by the Owner Trustee or the Depositor (or such designee Certificateholder, as applicable), as the case may be, in breach of its obligations under this Agreement.

               SECTION 5.06. Signature on Returns.
                             --------------------

               The Depositor (or, if the Depositor no longer owns any of the Certificates, the Certificateholder designated for such purpose pursuant to
Section 5.05) shall sign the tax returns of the Trust on behalf of the Trust, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee, as required by applicable law.

                                   ARTICLE VI

                      Authority and Duties of Owner Trustee
                      -------------------------------------

               SECTION 6.01. General Authority. The Owner Trustee is authorized
                             -----------------
and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

               SECTION 6.02. General Duties. It shall be the duty of the Owner
                             --------------
Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

               SECTION 6.03. Action upon Instruction. (a) Subject to Article IV
                             -----------------------
and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

               (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

               (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem necessary, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem necessary, and shall have no liability to any Person for such action or inaction.

          SECTION 6.04. No Duties Except as Specified in this Agreement or in
                        -----------------------------------------------------
Instructions. The Owner Trustee shall not have any duty or obligation to manage,
------------
make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

          SECTION 6.05. No Action Except Under Specified Documents or
                        ---------------------------------------------
Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of
------------
or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

          SECTION 6.06. Restrictions. The Owner Trustee shall not take any
                        ------------
action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the
actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.06.

          SECTION 6.07. Issuance of Notes. The Owner Trustee is hereby
                        -----------------
authorized and directed on behalf of the Trust to issue the Notes pursuant to the Indenture.

                                   ARTICLE VII

              Concerning the Owner Trustee and the Delaware Trustee
              -----------------------------------------------------

          SECTION 7.01. Acceptance of Trusts and Duties. Each of the Owner
                        -------------------------------
Trustee and the Delaware Trustee accepts the trusts hereby created and each agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. Each of the Owner Trustee and the Delaware Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. Neither the Owner Trustee nor the Delaware Trustee shall be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence (including where such willful misconduct or negligence results in non-compliance with any covenant or agreement of the Owner Trustee herein), (ii) for liabilities arising from the failure by the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.04 hereof, (iii) for any investments made by the Owner Trustee in The Bank of New York (in its individual capacity) in its commercial capacity, (iv) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 or
Section 7.04 expressly made by the Owner Trustee or the Delaware Trustee or (v) for federal or state taxes, fees or other charges, based on or measured by any fees, commissions or compensation received by the Owner Trustee or the Delaware Trustee in connection with any of the transactions contemplated by this Agreement or any of the Basic Documents. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

               (a) Neither the Owner Trustee nor the Delaware Trustee shall be liable for any error of judgment made by a Trust Officer of the Owner Trustee or the Delaware Trustee;

               (b) Neither the Owner Trustee nor the Delaware Trustee shall be liable with respect to any action taken or omitted to be taken by them in accordance with the instructions of the Administrator or any Certificateholder (provided that the instructions have been given by the requisite Percentage Interest of the Certificates pursuant to this Agreement or one of the Basic Documents, as applicable);

               (c) No provision of this Agreement or any Basic Document shall require the Owner Trustee or the Delaware Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of their rights or powers hereunder or under any Basic Document if the Owner Trustee or the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to them;

               (d) Under no circumstances shall the Owner Trustee or the Delaware Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

               (e) Neither the Owner Trustee nor the Delaware Trustee shall be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and neither the Owner Trustee nor the Delaware Trustee shall in any event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

               (f) Neither the Owner Trustee nor the Delaware Trustee shall be liable for the default or misconduct of the Administrator, the Depositor, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise, and neither the Owner Trustee nor the Delaware Trustee shall have any obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer or the Depositor under the Sale and Servicing Agreement;

               (g) Neither the Owner Trustee nor the Delaware Trustee shall be under any obligation to exercise any of the rights or powers vested in them by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to them reasonable security or indemnity satisfactory to the Owner Trustee and the Delaware Trustee against the costs, expenses and liabilities that may be incurred by them therein or thereby. The right of the Owner Trustee and the Delaware Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and neither the Owner Trustee nor the Delaware Trustee shall be answerable for other than their negligence or willful misconduct in the performance of any such act;

               (h) Neither the Owner Trustee nor the Delaware Trustee shall be liable for any losses due to forces beyond the control of the Owner Trustee or the Delaware Trustee, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities or communications services; and

               (i) In no event shall the Owner Trustee or the Delaware Trustee be personally liable (i) for special, consequential or punitive damages,
     (ii) for the acts or omissions of its nominees, correspondents, clearing agencies or securities depositories and (iii) for the acts or omissions of brokers or dealers. The Owner Trustee shall have no responsibility for the accuracy of any information provided to the Holders or any other Person that has been obtained from, or provided to the Owner Trustee.

          SECTION 7.02. Furnishing of Documents. The Owner Trustee shall furnish
                        -----------------------
to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents. The Owner Trustee shall have no responsibility for the accuracy of any information provided to the Certificateholders or any other Person that has been obtained from, or provided to the Owner Trustee.

          SECTION 7.03. Representations and Warranties of the Owner Trustee. The
                        ---------------------------------------------------
Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

               (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

               (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

               (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will
     (i) contravene any federal or New York law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, (ii) constitute any default under its charter documents or bylaws, (iii) constitute any default under any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or (iv) result in the creation or imposition of any lien, charge or encumbrance on the Owner Trust Estate resulting from actions by or claims against the Owner Trustee which are unrelated to this Agreement or the other Basic Documents.

               (d) It has the power and authority to execute and deliver this Agreement and, on behalf of the Trust, the other Basic Documents to which the Trust is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement by it and the other Basic Documents to which the Trust is a party have been duly authorized by all necessary corporate action.

               (e) This Agreement constitutes the legal, valid, and binding obligation of the Owner Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

               SECTION 7.04.  Representations and Warranties of the Delaware
                              ----------------------------------------------
         Trustee. The Delaware Trustee hereby represents and warrants to the
         -------
         Depositor, for the benefit of the Certificateholders, that:

                       (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                       (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                       (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will (i) contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, (ii) constitute any default under its charter documents or bylaws, (iii) constitute any default under any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or (iv) result in the creation or imposition of any lien, charge or encumbrance on the Owner Trust Estate resulting from actions by or claims against the Delaware Trustee which are unrelated to this Agreement or the other Basic Documents.

                       (d) It has the power and authority to execute and deliver this Agreement; and the execution, delivery, and performance of this Agreement by it has been duly authorized by all necessary corporate action.

                       (e) This Agreement constitutes the legal, valid, and binding obligation of it, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

               SECTION 7.05.   Reliance; Advice of Counsel. (a) The Owner
                              ---------------------------
Trustee and the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper (whether in its original or facsimile form) believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee or the Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee and the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee or the Delaware Trustee, as applicable, for any action taken or omitted to be taken by it in good faith in reliance thereon.

               (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee and the Delaware Trustee (i) may act directly or through their agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee and the Delaware Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee or the Delaware Trustee, as applicable, with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by them. The Owner Trustee and the Delaware Trustee shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

               SECTION 7.06.   Not Acting in Individual Capacity. Except as
                               ---------------------------------
provided in this Article VII, in accepting the trusts hereby created, The Bank of New York and The Bank of New York (Delaware) act solely as Owner Trustee and Delaware Trustee, respectively, hereunder and not in their individual capacities, and all Persons having any claim against the Owner Trustee or the Delaware Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

               SECTION 7.07.   Owner Trustee and Delaware Trustee Not Liable for
                               -------------------------------------------------
Trust Certificates or Receivables. The Owner Trustee or the Delaware Trustee, as
---------------------------------
applicable, make no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents. Neither the Owner Trustee nor the Delaware Trustee shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

               SECTION 7.08.  Owner Trustee and Delaware Trustee May Own Trust
                              ------------------------------------------------
Certificates and Notes. The Owner Trustee or the Delaware Trustee in their
----------------------
individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as they would have if they were not Owner Trustee or Delaware Trustee, respectively.

                                  ARTICLE VIII
                                  ------------

               Compensation of Owner Trustee and Delaware Trustee
               --------------------------------------------------

               SECTION 8.01.  Owner Trustee's and Delaware Trustee's Fees and
                              ------------------------------------------------
Expenses. The Owner Trustee and Delaware Trustee shall receive as compensation
--------
for their services hereunder during the term of this Agreement such fees as have been separately agreed upon in writing before the date hereof among the Administrator, the Owner Trustee and the Delaware Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Administrator pursuant to the Administration Agreement for its other reasonable and documented expenses hereunder, including the reasonable and documented compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

               SECTION 8.02.  Indemnification. Pursuant to the Administration
                              ---------------
Agreement, the Administrator shall be liable as primary obligor for, and shall indemnify each of the Owner Trustee and the Delaware Trustee and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable and documented costs, expenses and disbursements (including reasonable and documented legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of any Indemnified Party hereunder, except only that the Administrator shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in clauses (i), (ii), (iii), (iv) or
(v) of the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Delaware Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity is sought pursuant to this Section, the Owner Trustee's or the Delaware Trustee's choice of legal counsel shall be subject to the approval of the Administrator, which approval shall not be unreasonably withheld.

               SECTION 8.03.  Payments to the Owner Trustee. Any amounts paid to
                              -----------------------------
the Owner Trustee or the Delaware Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate simultaneously with such payment.

                                   ARTICLE IX
                                   ----------

                         Termination of Trust Agreement
                         ------------------------------

               SECTION 9.01.  Termination of Trust Agreement. (a) This Agreement
                              ------------------------------
(other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the final distribution by the Owner Trustee of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

               (b) Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

               (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of actual notice of such termination from the Servicer given pursuant to Section 9.01(b) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, and, as a result, payments will be made only upon presentation and surrender of the Trust Certificates by Certificateholders at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.02.

               In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Owner Trust Estate after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

                  (d) Upon the winding up of the Trust and its termination, the Owner Trustee and/or the Delaware Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation (as provided to it) with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                   ARTICLE X

             Successor Owner Trustees and Additional Owner Trustees
             ------------------------------------------------------

                  SECTION 10.01. Eligibility Requirements for Owner Trustee and
                                 ----------------------------------------------
Delaware Trustee. The Delaware Trustee shall at all times be a corporation
----------------
satisfying the provisions of Section 3807(a) of the Business Trust Statute. The Owner Trustee shall at all times be authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authorities and having (or having a parent which has) a long-term rating of at least "A" (or the equivalent) by each Rating Agency. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee or the Delaware Trustee, as applicable, shall resign promptly in the manner and with the effect specified in Section 10.02.

                  SECTION 10.02. Resignation or Removal of Owner Trustee and
                                 -------------------------------------------
Delaware Trustee. (a) Subject to paragraph (c) of this Section, the Owner
----------------
Trustee or the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Delaware Trustee and one copy to the successor Owner Trustee or Delaware Trustee. If no successor Owner Trustee or Delaware Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or Delaware Trustee, as applicable, may petition (at the expense of the Depositor) any court of competent jurisdiction for the appointment of a successor Owner Trustee or Delaware Trustee, as applicable.

                  (b) Subject to paragraph (c) of this Section, if at any time the Owner Trustee or Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee or Delaware Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or the Delaware Trustee or of either of their property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or the Delaware Trustee or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee or Delaware Trustee, as applicable. If the Administrator shall remove the Owner Trustee or Delaware Trustee under the authority of the immediately preceding sentence, the

Administrator shall promptly appoint a successor Owner Trustee or Delaware Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Delaware Trustee so removed and one copy to the successor Owner Trustee or Delaware Trustee, and shall pay all fees owed to the outgoing Owner Trustee or Delaware Trustee.

                  (c) Any resignation or removal of the Owner Trustee or Delaware Trustee and appointment of a successor Owner Trustee or Delaware Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee or Delaware Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee or Delaware Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee or Delaware Trustee to each Rating Agency.

                  SECTION 10.03. Successor Owner Trustee or Delaware Trustee.
                                 -------------------------------------------
Any successor Owner Trustee or Delaware Trustee appointed pursuant to Section
10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee or Delaware Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee or Delaware Trustee shall become effective, and such successor Owner Trustee or Delaware Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Delaware Trustee. The predecessor Owner Trustee or Delaware Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Delaware Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee or Delaware Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee all such rights, powers, duties and obligations.

                  No successor Owner Trustee or Delaware Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee or Delaware Trustee shall be eligible pursuant to
Section 10.01.
                  Upon written acceptance of appointment by a successor Owner Trustee or Delaware Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 business days after acceptance of such appointment by the successor Owner Trustee or Delaware Trustee, the successor Owner Trustee or Delaware Trustee shall cause such notice to be mailed at the expense of the Administrator.
                  Any successor Delaware Trustee appointed hereunder shall promptly file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as required by the Business Trust Statute.

                  SECTION 10.04. Merger or Consolidation of the Owner Trustee or
                                 -----------------------------------------------
Delaware Trustee. Any corporation or other entity into which the Owner Trustee
----------------
or Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Owner Trustee or Delaware Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Delaware Trustee, shall be the successor to and assume all obligations of the Owner Trustee or Delaware Trustee hereunder, as applicable, without the execution or filing of any assignment or other instrument or any further act on the part of such other entity or any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee or Delaware Trustee shall mail notice of such merger or consolidation to each Rating Agency.

                  SECTION 10.05. Appointment of Co-Trustee or Separate Trustee.
                                 ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

                  Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                        (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                        (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                (c) The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee without notice to any Rating Agency or any other Person.

          Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE XI

                                  Miscellaneous
                                  -------------

          SECTION 11.01. Supplements and Amendments. This Agreement may be
                         --------------------------
amended by the Depositor, the Owner Trustee and the Delaware Trustee, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provision in this Agreement or for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders. Such amendments require: (i) satisfaction of the Rating Agency Condition and (ii) an officer's certificate of the Depositor stating that the amendment will not materially and adversely affect the interest of any Noteholder or Certificateholder.

          This Agreement may also be amended from time to time by the Depositor, the Owner Trustee and the Delaware Trustee, with the consent of holders of at least 50% of the Outstanding Amount of the Controlling Securities (as defined in the Indenture) and the consent of the Certificateholders evidencing not less than a 50% Percentage Interest of the Trust Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Controlling Securities and the Percentage Interest in the Trust Certificates required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates affected thereby.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee and the Delaware Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee or Delaware Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or Delaware Trustee's own rights, duties or immunities under this Agreement or otherwise.

         In connection with the execution of any amendment to this Agreement or any amendment of any other agreement to which the Issuer is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Issuer or the Owner Trustee, as the case may be, have been satisfied.

         SECTION 11.02. No Legal Title to Owner Trust Estate in
                        ---------------------------------------
Certificateholders. The Certificateholders shall not have legal title to any
------------------
part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.03. Limitations on Rights of Others. Except for Section
                        -------------------------------
2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware

Trustee, the Depositor, the Certificateholders, the Administrator, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07 hereof), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.04.  Notices. (a) Unless otherwise expressly specified or
                         -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or on the next Business Day after delivery if delivered by a recognized overnight courier or upon receipt of written confirmation of receipt of facsimile, if delivered by facsimile (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office, telephone: (212) 815-5368, facsimile: (212) 815-5544; if to the Delaware Trustee, addressed to White Clay Center, Route 273, Newark, Delaware 19711, telephone: (302) 283-8079; if to the Depositor, addressed to World Omni Auto Receivables LLC, 190 N.W. 12th Avenue, Deerfield Beach, Florida 33442, telephone: (954) 429-2200, facsimile: (954) 429-2685, Attention: Patrick C. Ossenbeck; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.05. Severability. Any provision of this Agreement that is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.06. Separate Counterparts. This Agreement may be executed by
                        ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.07. Successors and Assigns. All covenants and agreements
                        ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors, the Delaware Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 11.08. Covenants of the Depositor. In the event that any
                        --------------------------
Certificateholder commences any litigation with claims in excess of $1,000,000 to which the

Depositor is a party which in the judgment of counsel to the Depositor who may be an employee of the Depositor, shall be reasonably likely to result in a material judgment against the Depositor that the Depositor will not be able to satisfy, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Depositor, such judgment has been satisfied), the Depositor shall not pay any dividend to World Omni, or make any distribution to World Omni, or repay the principal amount of any indebtedness of the Depositor held by World Omni, unless
(i) after giving effect to such dividend, distribution or repayment, the Depositor's liquid assets shall not be less than the amount of actual damages claimed in such litigation that are reasonably likely to equal the amount of the judgment, if any, against the Depositor or (ii) the Rating Agency Condition shall have been satisfied with respect to any such dividend, distribution or repayment. The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         SECTION 11.09. No Petition. The Owner Trustee and Delaware Trustee, by
                        -----------
entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.10. No Recourse. Each Certificateholder by accepting a Trust
                        -----------
Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Delaware Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents to which such parties are a party.

         SECTION 11.11. Headings. The headings of the various Articles and
                        --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   * * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                  WORLD OMNI AUTO RECEIVABLES LLC,
                                  as Depositor

                                  By:  /s/ Alan Kirschenbaum
                                       ----------------------------------
                                       Name: Alan Kirschenbaum
                                       Title: Assistant Treasurer

                                  THE BANK OF NEW YORK
                                        not in its individual capacity
                                        but solely as Owner Trustee,


                                  By:  /s/ John Bobko
                                       ----------------------------------
                                       Name:
                                       Title:

                                  THE BANK OF NEW YORK (DELAWARE)
                                        not in its individual capacity
                                        but solely as Delaware Trustee,

                                  By:  /s/ William T. Lewis
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A

                            FORM OF TRUST CERTIFICATE
                            -------------------------

THIS CERTIFICATE IS SUBORDINATED TO THE NOTES, AS AND TO THE EXTENT SET FORTH IN THE SALE AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER HEREOF IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE OWNER TRUSTEE (i) THAT IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE 1933 ACT (AN "ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF,
(ii) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT (A "QUALIFIED INSTITUTIONAL BUYER") AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) OR (iii) THAT IT IS AN INVESTOR THAT IS OTHERWISE PERMITTED TO ACQUIRE THIS CERTIFICATE UNDER THE TRUST AGREEMENT.

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE TRUST AGREEMENT, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE OWNER TRUSTEE SHALL

REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE OWNER TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR, ANY AFFILIATE OF THE DEPOSITOR OR THE OWNER TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE OWNER TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.

EACH SECURITYHOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, COVENANTS AND AGREES THAT SUCH SECURITYHOLDER, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE TRUST AGREEMENT, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE TRUST OR THE DEPOSITOR TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE TRUST OR THE DEPOSITOR UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW, OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE TRUST OR THE DEPOSITOR OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE TRUST OR THE DEPOSITOR.

THIS CERTIFICATE WILL NOT BE REGISTERED FOR TRANSFER UNLESS THE OWNER TRUSTEE RECEIVES EITHER (1) A REPRESENTATION FROM THE TRANSFEREE OF SUCH CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE NEITHER IS NOR IS ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN") AND IS NOT USING THE ASSETS OF A PLAN SUBJECT TO ERISA, THE CODE OR SIMILAR LAW TO INVEST IN THE CERTIFICATES OR (2) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF A PLAN TO INVEST IN THIS CERTIFICATE, OR IS USING THE ASSETS OF A PLAN TO INVEST IN THIS CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" OR SUBJECT THE DEPOSITOR, THE SERVICER, THE OWNER TRUSTEE OR THE INDENTURE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE TRUST AGREEMENT, THE SALE AND SERVICING AGREEMENT AND THE ADMINISTRATION AGREEMENT, INCLUDING ANY LIABILITIES ASSESSED FOR "PROHIBITED TRANSACTIONS" UNDER ERISA, THE CODE OR SIMILAR LAW. ANY

PURPORTED TRANSFER OF A CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY OF AN OPINION OF COUNSEL REFERRED TO IN CLAUSE (2) ABOVE SHALL BE VOID AND OF NO EFFECT.

NO.:

                    WORLD OMNI AUTO RECEIVABLES TRUST 2001-B

                                TRUST CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which consists of retail installment sale contracts for new and used automobiles and light-duty trucks (collectively, the "Receivables"), all monies received on or after the Cutoff Date; any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability, theft, mechanical breakdown or "guaranteed auto protection" insurance policies relating to Financed Vehicles or Obligors; any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer, or the Trust; the Receivables Purchase Agreement; the Sale and Servicing Agreement, including the right of the Depositor to cause World Omni to purchase Receivables under certain circumstances; the Trust Accounts; and certain other rights under the Trust Agreement and Sale and Servicing Agreement and all proceeds of the foregoing (but excluding the Notes and Trust Certificates).

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF WORLD OMNI AUTO RECEIVABLES LLC, WORLD OMNI FINANCIAL CORP. OR ANY OF THEIR RESPECTIVE AFFILIATES.

                  THIS CERTIFIES THAT ________________ is the registered owner of ___% nonassessable, fully-paid, fractional undivided interest in World Omni Auto Receivables Trust 2001-B (the "Trust"), formed by World Omni Auto Receivables LLC, a Delaware limited liability company (the "Depositor").

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

                                             THE BANK OF NEW YORK,
                                             not in its individual capacity, but
                                             solely as Owner Trustee


                                             By: _______________________________
                                                 Authorized Signatory

                  The Trust was created pursuant to a Trust Agreement dated December 13, 2001, (as amended or supplemented from time to time, the "Trust Agreement"), among the Depositor, The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee") and The Bank of New York, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement, dated as of December 13, 2001 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Depositor and World Omni Financial Corp., as servicer (the "Servicer"), as applicable.

                  This Certificate is one of the duly authorized Certificates designated as "Trust Certificates" (herein called the "Trust Certificates"). Also issued under an Indenture, dated as of December 13, 2001 (the "Indenture"), between the Trust and JPMorgan Chase Bank, as indenture trustee, are the Notes designated as "Asset-Backed Notes" (the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of retail installment sale contracts for new and used automobiles and light-duty trucks (collectively, the "Receivables"), all monies received after the Cutoff Date; any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability, theft, mechanical breakdown or "guaranteed auto protection" insurance policies relating to Financed Vehicles or Obligors; any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer, or the Trust; the Receivables Purchase Agreement; the Sale and Servicing Agreement, including the right of the Depositor to cause World Omni to purchase Receivables under certain circumstances; the Trust Accounts; and certain other rights under the Trust Agreement and Sale and Servicing Agreement and all proceeds of the foregoing (but excluding the Notes and Trust Certificates). The rights of the Certificateholders are subordinated to the rights of the Noteholders, as and to the extent set forth in the Sale and Servicing Agreement.

                  Under the Trust Agreement, there will be distributed on the 20/th/ of each month of each year or, if such day is not a Business Day, the immediately following Business Day (each, a "Payment Date"), commencing on January 22, 2002, to the Person in whose name this Trust Certificate is registered at the close of business on the last day of the month immediately preceding such Payment Date (the "Record Date"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Payment Date. No distributions will be made on any Certificate on any Payment Date until the full amount of interest and principal payable on the Notes on such Payment Date has been paid in full and the Reserve Account has been replenished to its required amount, if necessary.

                  The Holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

                  It is the intention of the Depositor, the Servicer and the Certificateholders that, solely for Federal, state and local income and franchise tax purposes, (a) so long as the Trust has only one Certificateholder, the Trust will be disregarded as a separate entity and (b) at such time as the Trust has more than one Certificateholder, the Trust will be treated as a partnership. Neither the Servicer nor the Depositor or any Certificateholder will take any action to the contrary.

          Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

          Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee in the City of New York, New York.

          Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

          THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

                                    WORLD OMNI AUTO RECEIVABLES TRUST 2001-B

                                    By:   THE BANK OF NEW YORK,
                                          not in its individual capacity but
                                          solely as Owner Trustee,

Dated: _________________                  By: __________________________
                                                 Authorized Signatory

                         [REVERSE OF TRUST CERTIFICATE]


          The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee, the Delaware Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Certificateholders of not less than a 50% Percentage Interest in the Trust Certificates and holders of not less than 50% of the Outstanding Amount of the Controlling Securities (as defined in the Indenture). Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in The City of New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Owner Trustee.

          Except as provided in the Trust Agreement, the Trust Certificates shall be issued in a 100% Percentage Interest. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Servicer may at its option purchase the Owner Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Notes and the Trust Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                                   ASSIGNMENT

                FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 (Please print or type name and address, including postal zip code, of assignee) the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:



                                         _____________________________________*/
                                                                              -
                                             Signature Guaranteed:


                                         _____________________________________*/
                                                                              -
_________________

*/ NOTICE: The signature to this assignment must correspond with the name as it
-
appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                             CERTIFICATE OF TRUST OF
                    WORLD OMNI AUTO RECEIVABLES TRUST 2001-B
                    ----------------------------------------

                  THIS Certificate of Trust of WORLD OMNI AUTO RECEIVABLES TRUST 2001-B (the "Trust"), is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.) (the "Act").
-------          ------
                  1.   Name.  The name of the business trust formed hereby is
                       ----
World Omni Auto Receivables Trust 2001-B.

                  2.   Delaware Trustee.  The name and business address of the
                       ----------------
trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

                  3.   Effective Date.  This Certificate of Trust shall be
                       --------------
effective on December 13, 2001.

                IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written in accordance with Section 3811(a) of the Act.

                                          THE BANK OF NEW YORK (DELAWARE),
                                            as Delaware Trustee,


                                          By: _______________________________
                                              Name:
                                              Title:

                                          THE BANK OF NEW YORK,
                                            as Owner Trustee,


                                          By: _______________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

                         FORM OF TRANSFEROR CERTIFICATE

                                     [DATE]

World Omni Auto Receivables LLC
190 N.W. 12/th/ Avenue
Deerfield Beach, FL 33442

The Bank of New York, as Owner Trustee
World Omni Auto Receivables Trust 2001-B

                  Re:      World Omni Auto Receivables Trust 2001-B
                           Trust Certificates
                           ------------------

Ladies and Gentlemen:

                  In connection with our disposition of the above-referenced Trust Certificates (the "Certificates") we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                            Very truly yours,

                                            [NAME OF TRANSFEROR]


                                            By:  _______________________________
                                                 Authorized Officer

                                                                       EXHIBIT D

                            FORM OF INVESTMENT LETTER

World Omni Auto Receivables LLC
190 N.W. 12/th/ Avenue
Deerfield Beach, FL 33442

The Bank of New York, as Owner Trustee
World Omni Auto Receivables Trust 2001-B

Ladies and Gentlemen:

                  In connection with our proposed purchase of Trust Certificates (the "Certificates") of World Omni Auto Receivables Trust 2001-B (the "Issuer"), we confirm that:

                           1. We understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Certificates are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and (y) that such Certificates may be resold, pledged or transferred only (i) to the Depositor, (ii) to an "accredited investor" as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D under the 1933 Act (an "Accredited Investor") acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Accredited Investors unless the holder is a bank acting in its fiduciary capacity) that executes a certificate substantially in the form hereof, (iii) so long as such Certificate is eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A"), to a person whom we reasonably believe after due inquiry is a "qualified institutional buyer" as defined in Rule 144A, acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the 1933 Act, in which case the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor. Except in the case of a transfer described in clauses (i) or (iii) above, the Owner Trustee shall require that a written opinion of counsel (which will not be at the expense of the Depositor, any affiliate of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee be delivered to the Depositor and the Owner Trustee to the effect that such transfer will not violate the 1933 Act, and will be effected in accordance with any applicable securities laws of each state of the United States. We will notify any purchaser of the Certificates from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Certificates by us that the Depositor and the Owner Trustee may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                           2.               [CHECK ONE]

                           (a) We are an Accredited Investor acting for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Accredited Investors unless we are a bank acting in its fiduciary capacity). We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment for an indefinite period of time. We are acquiring the Certificates for investment and not with a view to, or for offer and sale in connection with, a public distribution.

                           (b) We are a "qualified institutional buyer" as defined under Rule 144A under the 1933 Act and are acquiring the Certificates for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). We are familiar with Rule 144A under the 1933 Act and are aware that the seller of the Certificates and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

                           3. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code or (iv) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). We hereby acknowledge that no transfer of any Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect of the preceding sentence or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Issuer being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Owner Trustee, the Indenture Trustee, the Seller, the Servicer or the Depositor to any obligation in addition to those undertaken in the Basic Documents with respect to the Certificates (provided, however, that the Owner Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Owner Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Benefit Plan or a Person that is purchasing or holding any such Certificate with the assets of a Benefit Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

                           4. We understand that the Depositor, the Trust and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Certificates, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Depositor.

                           5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,

                                           [NAME OF PURCHASER]


                                           By: ________________________________
                                               Name:
                                               Title:

                                           Date: ______________________________